Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: July 31, 2005
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CONT)		X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Paulo Moledo	Sept. 9, 2005
Signature of Authorized Individual*	Date

Paulo Moledo	Controller/Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or Shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: July 31, 2005
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements Journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-l (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE [ILLEGIBLE] TO DATE
CASH BEGINNING OF MONTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, July 31, 2005

		AOL Latin
	America Online	America	AOL Puerto Rico	America Online
	Latin America,	Management,	Management	Caribbean
	Inc.	LLC	Services, Inc.	Basin, Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Cash on hand at June 23, 2005	$7,392,510	$979,904	$301	$—

Cash Receipts:	—	—	—	—
Transfer funds to operating account		1,150,156
Interest on letters of credit at 5th Third Bank	2,279
Interest on Money Market funds at CitiReserve	28,329
Reimbursement from Mexico for AOL, Inc technology fees		143,065
Collection of A/R		27,671
Refund of PR rent overpaid		13,359
Sale of office furniture		16,500
Other misc		10,550

Cash Disbursements:	—		—	—
Payroll		(248,183)
Retention bonuses		(1,116,474)
Taxes/benefits		(300,033)
Office/Operations		(29,534)
Rent		(120,461)
Marketing — PR		(18,339)
Member services — PR		(77,810)
Petty cash expenses			(196)
Transfer funds to operating account	(1,150,156)

Cash on Hand at June 30, 2005	6,272,962	430,371	105	—

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: July 31, 2005
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ch.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER I confirm that all bank account balances have been reconciled to the books and records of the company for the month of July 2005.

/s/ Raymond J. Balsys
Raymond J. Balsys
Assistant Controller 9/2/05
FORM MOR-1 (CONT)
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, July 31, 2005
Bank Accounts for U.S. Entities

					AOL Puerto Rico	America Online
			America Online Latin	AOL Latin America	Management	Caribbean Basin,
		BALANCE AT JUNE	America, Inc.	Management, LLC	Services, Inc.	Inc.
BANK	ACCOUNT NUMBER	30, 2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
FSB	3200490044	—	—
Citibank	304-372-38	(273,087)		(273,087)
Citibank (211)	NY Corp AOLA	4,933,706	4,933,706
Citibank	304-372-46	6,093		6,093
CD’s	LC/ACH	697,365		697,365
CitiReserve	453922/349	—	—
Third Fifth Bank	20364610	1,339,256	1,339,256
Banco Popular	Puerto Rico	105			105
Wells Fargo	Puerto Rico	—			—

		$6,703,438	$6,272,962	$430,371	$105	$—

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: July 31, 2005
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when, it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repaires and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes

Net Profit (Loss)	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

INCOME STATEMENT

Subscription Services	—	—	—	1,213,830
Add-on Subs Services	—	—	—	—
Chargebacks	—	—	—	(53,069)

Subscriber Revenue	—	—	—	1,160,761

Advertising	—	5,463	—	4,063
E-commerce	—	23,563	—	1,070
Telco Revenues	—	—	—	—
I/C Management Fee Revenues	—	1,170,000	85,327	—
Other	—	(328,634)	—	—

Other Revenue	—	870,392	85,327	5,133

GROSS REVENUE	—	870,392	85,327	1,165,894

Transoceanic Circuits & Trunks	—	—	—	—
Network Costs	—	—	—	187,403
National Network — Fixed cost	—	107,646	—	—
National Network — Variable cost	—	—	—	—
National Network — In-Country Backhaul	—	—	—	—
National Network — Other	—	—	—	—
Hosting Fees	—	74,883	—	49,652
G & A Salary, Salary Taxes, & Benefits	—	(127,199)	82,502	—
G & A Other Costs	—	67	2,570	—
Depreciation — Telecommunications	—	—	—	—

Telco	—	55,398	85,072	237,055

Direct Labor	—	—	—	61,054
Outsourced Direct Labor	—	(368,000)	—	—
Other Direct Labor Costs	—	—	—	—
G & A Salary, Salary Taxes, & Benefits	—	(30,000)	—	—
G & A Other Costs	—	4,049	—	1,502
1-800 Telephone Costs	—	—	—	6,173
Depreciation — Member Services	—	—	—	—

Member Services	—	(393,951)	—	68,729

Fixed Core/ Contracts	—	—	4,068	—
G & A Salary, Salary Taxes, & Benefits	—	—	44,579	—
G & A Other Costs	—	(254)	12,888	—
Depreciation — Content	—	—	—	—

Content	—	(254)	61,535	—

Collection Costs	—	—	—	33,225
Gross Receipts Taxes [ISS, PIS COFINS]	—	—	—	—
Other	—	3,750	—	467
Depreciation — Other Costs of Revenue	—	—	—	—

Other Costs of Revenues	—	3,750	—	33,691

Total Cost of Revenues	—	(335,057)	146,607	339,476

Total Gross Profit	—	1,205,448	(61,279)	826,418

Client Software	—	51,092	—	—
Other	—	—	—	—
Depreciation — Product Development	—	—	—	—

Product Development	—	51,092	—	—

G & A Salary, Salary Taxes, & Benefits	—	343,670	45,584	—
Bad Debt Expense	—	1	—	—
G & A Other Costs	156	345,902	24,963	817
G & A Intercompany Management Costs	1,150,000	—	10,000	95,327
Depreciation — G&A	—	—	—	—

G&A	1,150,156	689,572	80,547	96,145

INCOME (LOSS) FROM OPERATIONS BEFORE MARKETING

Direct Mktg Costs [CD, Packaging, Mailing]	—	—	283	145,857
Other Direct Mktg	—	—	—	—
Brand Marketing	—	—	13,200	37,332
G&A Acquisition — Salaries, Taxes & Benefits	—	(85,000)	30,750	—
G&A Acquisition — Other G&A	—	—	8,494	—
G&A Brand — Salaries, Taxes & Benefits	—	—	—	—
G&A Brand — Other G&A	—	2,665	—	—
Depreciation — Acquisition Mktg	—	—	—	—
Depreciation — Brand Mktg	—	—	—	—
Amortization — Banco ITAU	—	—	—	—

Marketing	—	(82,335)	52,727	183,189

TOTAL COSTS AND EXPENSES	1,150,156	272,180	279,881	618,809

Income / (Loss) from Operations	(1,150,156)	547,119	(194,553)	547,085

Income / (Loss) from Operations	(32,778)	(32,778)	(32,778)	(32,778)

Dividends	9,329	—	—	—
Interest [Received]	2,279	1,002
Gross Rents	—	—	—	—
Gross Royalties	—	—	—	—
Currency Exchange gains/(losses)	—	—	—	—
Other	—	—	—	—

Total Other Income	11,608	1,002	—	—

Income /(Loss)	(1,138,548)	548,121	(194,553)	547,085

Interest (Paid)	(379,695)	—	—	—
Depreciation	—	—	—	—
Initial Development [Amort.]	—	—	—	—
Amortization	—	—	—	—
Amortization of Goodwill / other intangible	—	—	—	—
Other	—	—	—	—

Total Other Expenses	(379,695)	—	—	—

Net Income / (Loss) Bef Income Tax	(758,853)	548,121	(194,553)	547,085

Provision (benefit) for income taxes	—	—	—	—

Net Income / (Loss) before Dividends	(758,853)	548,121	(194,553)	547,085
Dividends on Series B and C

Net Income / (Loss)	(758,853)	548,121	(194,553)	547,085

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: July 31, 2005
BALANCE SHEET— SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	$	$

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY& EQUIPMENT	$	$

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)

TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)

TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE(Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt

TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

FORM MOR-3
* “Insider” is defined in 11 U.S.C. Section 101(31).	(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, July 31, 2005

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779(MFW)	05-11780(MFW)	05-11781(MFW)
BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents	6,272,962	430,371	105	—
Short-term Investments	—	—	—	—
Other Accounts Receivable	—	3,114	959	—
Accounts Receivable — Subscription	—	—	—	—
Accounts Receivable — Advertising & E-Commerce	—	182,441	—	21,891
Accounts Receivable — PC Financing	—	—	—	—
Accounts Receivable — Related Parties	—	—	—	—
Less Allowance	—	(97,603)	—	(6,452)
Receivable from other AOLA affiliate — Spain	—	209,533	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale	—	—	—	12,391,256
Receivable from other AOLA affiliate — QuotaHolders	—	—	—	—
Receivable from other AOLA affiliate — Argentina	—	(8,324)	—	—
Receivable from other AOLA affiliate — Brazil	—	—	—	—
Receivable from other AOLA affiliate — Mexico	14,092,281	193,307	—	—
Receivable from other AOLA affiliate — Puerto Rico	17,003	(698,683)	(618,366)	3,900,594
Receivable from other AOLA affiliate — AOLA Inc.	—	—	—	2,258,212
Receivable from AOL Inc	—	38,578	—	—
Receivable from ODC	—	—	—	—
Receivable from Itau	—	—	—	—
Inventories	—	—	—	—
Value Added Taxes Recoverable	—	—	—	—
Other Receivables	(0)	—	—	—
Prepaid Expenses	—	224,549	130,364	1,796
Other Current Assets	—	—	40,663	—

Total Current Assets	20,382,246	477,281	(446,276)	18,567,296

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779(MFW)	05-11780(MFW)	05-11781(MFW)
Other Assets:
Buildings and Other Depreciable Assets	—	1,162,868	559,864	—
Less Accumulated Depreciation	—	(843,076)	(453,176)	—
Land	—	—	—	—
Capitalized product development & localization costs	—	1,112,117	—	—
Less Accumulated Amortization	—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]	—	2,654,542	24,789	—
Less Accumulated Amortization	—	(2,752,839)	—	—
Capitalized IPO — related costs	—	—	—	—
Investments in Subsidiaries	685,127,488	5,724	—	—
Investments in Available for sale securities	—	—	—	—
Goodwill	—	—	—	—
Other Assets	150,267	303,254	26,109	15,850

Total Other Assets	685,277,755	530,472	157,587	15,850

TOTAL ASSETS	705,660,001	1,007,753	(288,689)	18,583,146

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable	—	112,325	95,072	215,158
Trade Accounts Payable — Related Parties	—	—	—	—
Payable to other AOLA affiliate — Spain	8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale	116,959	—	(377,064)	—
Payable to other AOLA affiliate — QuotaHolders	—	945,840	—	—
Payable to other AOLA affiliate — Argentina	11,500	—	—	—
Payable to other AOLA affiliate — Brazil	—	197,889	—	—
Payable to other AOLA affiliate — Mexico	—	—	—	—
Payable to other AOLA affiliate — Puerto Rico	2,071,212	9,856,096	5,410,392	—
Payable to other AOLA affiliate — AOLA Inc.	—	—	—	—
Payable to AOL Inc	4,050,411	1,558,024	—	(678,551)
Payable to ODC	—	—	—	—
Payable to Itau	—	—	—	—
Notes and Bonds payable in less than 1 year	—	—	—	—
Deferred Revenue Short-term	—	5,000	—	4,076
Accrued Personnel Costs	—	1,082,248	110,103	—
Deferred Network Services Credit	—	—	—	—
Lease Liability	—	235,001	12,285	—
Income Taxes Payable	—	—	—	—
Value Added Taxes Payable	—	—	—	—
Other taxes payable	—	—	10,315	—
Other accrued expenses and liabilities	—	191,109	5,000	278,146

Total Current Liabilities	6,259,080	14,183,532	5,266,102	(181,171)

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779(MFW)	05-11780(MFW)	05-11781(MFW)
Long-Term Liabilities:
Loans Payable Intra- AOLA	—	—	—	—
Loans Payable to AOL Inc.	160,000,000	—	—	—
Loans Payable to ODC	—	—	—	—
Loans Payable to Itau	—	—	—	—
Deferred Revenue Long-term	—	—	—	—
Deferred Network Services Credit	—	—	—	—
Other Liabilities	—	—	22,736	—

Total Noncurrent Liabilities	160,000,000	—	22,736	—

Total Liabilities	166,259,080	14,183,532	5,288,838	(181,171)

Stockholders’ Equity:
Preferred Stock	2,294,390	—	—	—
Common Stock	1,352,418	—	1	1
Additional Paid In Capital	684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities	—	—	—	—
Accumulated Comprehensive Income -	—	—	—	—
Retained Earnings (Accumulated Deficit)	(134,765,067)	(9,231,432)	(11,035,949)	9,899,082
Unrealized Translation G/(L)	(83,220)	26,973	(1,659)	—
Adjustments to shareholders’ equity	(13,602)	—	—	—
Less Dividends Declared	—	—	—	—
Current Year Income (loss)	(13,389,565)	(3,971,321)	(1,081,436)	3,387,277

Total Stockholders’ Equity	539,400,921	(13,175,779)	(5,577,187)	18,764,316

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	705,660,001	1,007,753	(288,349)	18,583,146

Check for Assets = Liabilities + Stockholders’ Equity	(0)	0	(340)	0

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: July 31, 2005
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
     All payroll taxes and other business taxes are current through July 31, 2005.

/s/ Raymond J. Balsys
Raymond J. Balsys
Assistant Controller
9/2/05

* “Insider” is defined in 11 U.S.C. Section 101(31).	FORM MOR-4 (9/99)

In re: America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: July 31, 2005
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
— SEE ATTACHED SCHEDULES —

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting Period
+ Amounts billed during the period
–Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
l.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
FORM MOR-5
9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, July 31, 2005

		AOL Latin
	America Online	America	AOL Puerto Rico	America Online
	Latin America,	Management,	Management	Caribbean
	Inc.	LLC	Services, Inc.	Basin, Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
Accounts receivable — beginning	$—	$176,729	$20,123	$—

New invoicings		10,857	1,867

Debit memos

Collections

Credit memos		(5,145)	(99)

Accounts receivable — ending	$—	$182,441	$21,891	$—

R03B4201B AOLA0004 Company: 00501 AOL Latin America Management	America Online Latin America A/R Details with Aging	09/02/05 13:18:35 Page — 1 Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 — 60	61 — 90	91 — 120	121 — 150	Over 150
	Customer: 15294 AMERICA ONLINE							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	701	00501	001	12/21/04	12/21/04	2,500.00		2,500.00								2,500.00
RI	846	00501	001	06/30/05	06/30/05	666.66		666.66				666.66
RI	861	00501	001	07/14/05	07/14/05	666.66		666.66		666.66

	Customer: 15294 AMERICA ONLINE					USD 3,833.32		3,833.32		666.66		666.66				2,500.00
	Customer: 14408 AMERICA ONLINE, INC.							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	348	00501	001	12/09/03	12/09/03	13,592.26	-	13,592.26	-	13,592.26	-

	Customer: 14408 AMERICA ONLINE, INC.					ISD 13,592.26	-	13,592.26	-	13,592.26	-
	Customer: 13452 AMERICAN EXPRESS							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	433	00501	001	07/12/04	08/11/04	7,500.00		7,500.00								7,500.00
RI	461	00501	001	08/13/04	09/12/04	7,500.00		7,500.00								7,500.00

	Customer: 13452 AMERICAN EXPRESS					USD15,000.00		15,000.00								15,000.00
	Customer: 14543 AMIGOS.COM							Phone Number: (650) 847-3198				Credit Limit		Insured Credit Limit
RI	224	00501	001	06/11/03	07/11/03	6,500.00		6,500.00								6,500.00
RI	224	00501	002	06/11/03	07/11/03	6,500.00		6,500.00								6,500.00
RI	244	00501	001	07/10/03	08/09/03	6,500.00		6,500.00								6,500.00

	Customer: 14543 AMIGOS.COM					USD19,500.00		19,500.00								19,500.00
	Customer: 17541 AOL ARGENTINA SRL							Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	74	00501	001	07/14/05	07/14/05	21,571.00	-	21,571.00	-	21,571.00	-
RM	75	00501	001	07/14/05	07/14/05	12,505.00	-	12,505.00	-	12,505.00	-
RI	807	00501	001	05/18/05	06/17/05	6,806.00		6,806.00				6,806.00
RI	808	00501	001	05/18/05	06/17/05	64.90		64.90				64.90
RI	809	00501	001	05/18/05	06/17/05	12,505.00		12,505.00				12,505.00
RI	844	00501	001	06/21/05	07/21/05	105.35		105.35		105.35
RI	845	00501	001	06/21/05	07/21/05	6,237.00		6,237.00		6,237.00
RI	862	00501	001	07/28/05	08/27/05	33.33		33.33		33.33

	Customer: 17541 AOL ARGENTINA SRL					USD 8,324.42	-	8,324.42	-	27,700.32	-	19,375.90

R03B4201B AOLA0004 Company: 00501 AOL Latin America Management	America Online Latin America A/R Details with Aging	09/02/05 13:18:35 Page — 2 Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount			Open Amount		Current		31 — 60	61 — 90	91 — 120	121 — 150	Over 150
	Customer: 16796 AOL INC.								Phone Number: ( )				Credit Limit		insured Credit Lanit
RI	852	00501	001	07/11/05	07/11/05		33,333.33		33,333.33		33,333.33
RI	859	00501	001	07/29/05	07/29/05		5,416.66		5,416.66		5,416.66

Customer: 16796 AOL INC.						USD	38,749.99		38,749.99		38,749.99
	Customer: 17674 AOL INC.								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	747	00501	001	02/15/05	03/17/05		120.00		120.00							120.00
RI	769	00501	001	03/31/05	04/30/05		600.00		600.00						600.00
RI	770	00501	001	03/31/05	04/30/05		400.00		400.00						400.00
RI	771	00501	001	03/31/05	04/30/05		400.00		400.00						400.00
RI	771	00501	002	03/31/05	04/30/05		80.00		80.00						80.00
RI	771	00501	003	03/31/05	04/30/05		1,000.00		1,000.00						1,000.00
RI	772	00501	001	03/31/05	04/30/05		950.00		950.00						950.00
RI	773	00501	001	03/31/05	04/30/05		950.00		950.00						950.00

Customer: 17674 AOL INC.						USD	4,500.00		4,500.00						4,380.00	120.00
	Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.								Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	69	00501	001	05/20/05	05/20/05		1,615.47	-	1,615.47	-	1,615.47	-
RI	357	00501	001	01/31/04	03/01/04		1,615.47		1,615.47								1,615.47

Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.						USD					1,615,47	-					1,615.47
	Customer: 20566 AOL S de R L de CV								Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	73	00501	001	06/21/05	06/30/05		11,220.00	-	11,220.00	-	11,220.00	-
RI	775	00501	001	03/30/05	04/29/05		66,747.00		62,306.91						62,306.91
RC	050205				05/31/05		4,440.09	-
RI	792	00501	001	04/21/05	05/21/05		724.15		724.15					724.15
RI	797	00501	001	05/20/05	06/19/05		1,615.47		1,615.47				1,615.47
RI	804	00501	001	05/18/05	06/17/05		67,614.00		67,614.00				67,614.00
RI	863	00501	001	07/28/05	08/27/05		503.01		503.01		503.01
RI	865	00501	001	07/28/05	08/27/05		7,460.00		7,460.00		7,460.00

R03B4201B AOLA0004 Company: 00501 AOL Latin America Management	America Online Latin America A/R Details with Aging	09/02/05 13:18:35 Page — 3 Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 — 60	61 — 90	91—120	121—150	Over 150
RI	866	00501	001	07/28/05	08/27/05	64,305.00		64,305.00		64,305.00

	Customer: 20566 AOL S de RL de CV					USD193,308.54		193,308.54		61,048.01		69,229.47	724.15	62,306.91
	Customer: 14417 AOL TIME WARNER							Phone Number: ( )				Credit Limit		Insured Credit Limit
RR	3	00501	001	04/30/03	05/30/03	1,000.00		1,000.00								1,000.00
RI	398	00501	001	03/31/04	04/30/04	270.09		270.09								270.09

	Customer: 14417 AOL TIME WARNER					USD 1,270.09		1,270.09								1,270.09
	Customer: 10851 BANCO SANTANDER CENTRAL HISPANO							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	206	00501	001	04/01/03	04/01/03	346,857.80		7,791.22								7,791.22
RC	904348				03/29/04	339,066.58	-

	Customer: 10851 BANCO SANTANDER CENTRAL HISPANO					USD 7,791.22		7,791.22								7,791.22
	Customer: 15709 CHILEVISION							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	228	00501	001	06/11/03	07/11/03	510.00		510.00								510.00

	Customer: 15709 CHILEVISION					USD 510.00		510.00								510.00
	Customer: 19915 CONSEJO DE PROMOCION TURISTICA DE MEXICO							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	715	00501	001	12/31/04	01/30/05	17,565.78		17,565.78								17,565.78
RI	716	00501	001	12/31/04	01/30/05	2,653.59		2,653.59								2,653.59
RI	840	00501	001	06/30/05	07/05/05	1,548.28	-	1,548.28	-	1,548.28	-
RI	841	00501	001	06/30/05	07/05/05	602.26	-	602.28	-	602.28	-
RI	847	00501	001	06/30/05	07/30/05	1,544.67		1,544.67		1,544.67
RI	848	00501	001	06/30/05	07/30/05	602.28		602.28		602.28
RI	849	00501	001	06/30/05	07/30/05	2.87		2.87		2.87
RI	850	00501	001	06/30/05	07/30/05	.74		.74		.74
RI	853	00501	001	07/11/05	08/10/05	1,484.66		1,484.66		1,484.66
RI	854	00501	001	07/11/05	07/11/05	1,484.66	-	1,484.66	-	1,484.66	-
RI	855	00501	001	07/11/05	07/11/05	1,484.66	-	1,484.66	-	1,484.66	-
RI	856	00501	001	07/11/05	07/11/05	577.53	-	577.53	-	577.53	-

	Customer: 19915 CONSEJO DE PROMOCION					USD 18,157.18		18,157.18		2,062.19	-					20,219.37

R03B4201B AOLA0004 Company: 00501 AOL Latin America Management	America Online Latin America A/R Details with Aging	09/02/05 13:18:35 Page — 4 Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 — 60	61 — 90	91—120	121—150	Over 150
	Customer: 17066 TURISTICA DE MEXICO							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	305	00501	001	10/02/03	11/01/03	4,250.00		2,000.00								2,000.00
RS	CREDIT 1				12/31/04	2,250.00	-

	Customer: 17066 DE ARRIBA					USD 2,000.00		2,000.00								2,000.00
	Customer: 16522 FINSER CORPORATION							Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	70	00501	001	06/22/05	06/22/05	16,794.00	-	16,794.00	-	16,794.00	-
RM	71	00501	001	06/22/05	06/22/05	1,800.00	-	1,800.00	-	1,800.00	-
RI	822	00501	001	06/22/05	07/22/05	16,794.00		16,794.00		16,794.00
RI	823	00501	001	06/22/05	07/22/05	1,800.00		1,800.00		1,800.00

	Customer: 16522 FINSER CORPORATION					USD
	Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	793	00501	001	05/15/05	06/14/05	5,000.00		5,000.00				5,000.00
RI	811	00501	001	06/15/05	07/15/05	5,000.00		5,000.00		5,000.00
RI	857	00501	001	07/29/05	08/28/05	5,000.00		5,000.00		5,000.00

	Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC					USD15,000.00		15,000.00		10,000.00		5,000.00
	Customer: 21061 HAUSER, EDUARDO ANDRES							Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	72	00501	001	06/22/05	06/22/05	448.00	-	448.00	-	448.00	-
RI	836	00501	001	06/22/05	07/22/05	1,263.00		1,263.00		1,263.00
RI	839	00501	001	06/22/05	07/22/05	800.00		800.00		800.00

	Customer: 21061 HAUSER, EDUARDO ANDRES					USD 1,615.00		1,615.00		1,615.00
	Customer: 14233 MEDIA 8, INC.							Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	754	00501	001	02/28/05	03/30/05	3,867.50		3,867.50							3,867.50
RI	776	00501	001	04/12/05	05/12/05	3,526.65		3,526.65					3,526.65
RI	799	00501	001	05/26/05	05/26/05	3,526.65	-	3,526.65	-	3,526.65	-
RI	800	00501	001	05/26/05	06/25/05	1,580.43		1,580.43				1,580.43

R03B4201B	America Online Latin America	09/02/05 13:18:35
AOLA0004	A/R Details with Aging	Page — 5

Company: 00501 AOL Latin America Management		Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 14233 MEDIA 8, INC.						USD	5,447.93	5,447.93	3,526.65-	1,580.43	3,526.65		3,867.50
Customer: 14669 MEDICARD INTERNATIONAL								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	140	00501	001	12/23/02	01/22/03		2,233.37	2,233.37						2,233.37
RI	148	00501	001	01/22/03	02/21/03		2,233.33	2,233.33						2,233.33
RI	160	00501	001	02/06/03	03/08/03		2,233.33	2,233.33						2,233.33
RI	188	00501	001	03/03/03	04/02/03		2,233.33	2,233.33						2,233.33
RI	209	00501	001	04/04/03	05/04/03		2,233,33	2,233.33						2,233.33
RI	225	00501	001	06/11/03	07/11/03		2,233.33	2,233,33						2,233,33
RI	225	00501	002	06/11/03	07/11/03		2,233.33	2,233.33						2,233.33
RI	245	00501	001	07/10/03	08/09/03		2,233.33	2,233.33						2,233.33

Customer: 14669 MEDICARD INTERNATIONAL						USD	17,866,68	17,866.68						17,866.68
Customer: 17178 NEW. NET, INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	713	00501	001	01/01/05	01/31/05		2,222.22	2,222.22						2,222.22
RI	730	00501	001	02/15/04	03/16/04		2,222.22	2,222.22						2,222.22
RI	745	00501	001	02/15/05	03/17/05		2,222.22	2,222.22					2,222.22
RI	762	00501	001	03/11/05	04/10/05		2,222.22	2,222.22				2,222.22
RI	778	00501	001	04/12/05	05/12/05		2,222.22	2,222.22			2,222.22
RI	794	00501	001	05/15/05	06/14/05		2,222.22	2,222.22		2,222.22
RI	812	00501	001	06/15/05	07/15/05		2,222.22	2,222.22	2,222.22
RI	851	00501	001	07/11/05	08/10/05		2,222.22	2,222.22	2,222.22

Customer: 17178 NEW. NET, INC.						USD	17,777.76	17,777.76	4,444.44	2,222.22	2,222.22	2,222.22	2.222.22	4,444.44
Customer: 16944 NICOCARDS, INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	277	00501	001	10/09/03	11/08/03		18.81	18.81						18.81

Customer: 16944 NICOCARDS, INC.						USD	18.81	18.81						18.81
Customer: 20970 Osvaldo Banos								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	798	00501	001	05/25/05	06/24/05		25.00	25.00		25.00

Customer: 20970 Osvaldo Banos						USD	25.00	25.00		25.00

R03B4201B	America Online Latin America	09/02/05 13:18:35
AOLA0004	A/R Details with Aging	Page — 6

Company: 00501 AOL Latin America Management		Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 9478 PEREZ, BORJA								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	810	00501	001	06/02/05	07/02/05		1,200.00	1,200.00	1,200.00

Customer: 9478 PEREZ, BORJA						USD	1,200.00	1,200.00	1,200.00
Customer: 19590 THE HISTORY CHANNEL								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	689	00501	001	12/15/04	01/14/05		2,000.00	2,000.00						2,000.00

Customer: 19590 THE HISTORY CHANNEL						USD	2,000.00	2,000.00						2,000.00
Customer: 14394 UNITED STATES GREEN CARD LOTTERY SERVICES								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	495	00501	001	10/05/04	11/04/04		72.00	72.00						72.00
RI	671	00501	001	11/30/04	12/30/04		1,500.00	1,500.00						1,500.00

Customer: 14394 UNITED STATES GREEN CARD LOTTERY SERVICE						USD	1,572.00	1,572.00						1,572.00
Customer: 14393 UNITED STATES INTERNATIONAL MARKETING								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	358	00501	001	02/04/04	03/05/04		2,500.00	2,500.00						2,500.00

Customer: 14393 UNITED STATES INTERNATIONAL MARKETING						USD	2,500.00	2,500.00						2,500.00
Customer: 10852 WARNER BROS INTERNATIONAL TELEVISION DIS								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	12	00501	001	10/16/01	11/15/01		100,535.34	16,452.77						16,452.77
RC	3				12/17/01		34,172.92-
RC	213140				02/20/02		26,569.83-
RS	CREDIT APPLIED 2				04/30/02		10,220.74-
RC	220477				05/17/02		4,729.57-
RC	230663				09/20/02		8,389.51-

Customer: 10852 WARNER BROS INTERNATIONAL TELEVISION DIS						USD	16,452.77	16,452.77						16,452.77

Company: 00501 AOL Latin America Management						USD	364,179.61	364,179.61	69,227.21	98,099.68	6,473.02	68,909.13	6,209.72	115,260.85
Grand Total						USD	364,179.61	364,179.61	69,227.21	98,099.68	6,473.02	68,909.13	6,209.72	115,260.85

R03B4201B	America Online Latin America	09/02/05 13:18:35
AOLA0004	A/R Details with Aging	Page — 1

Company: 00501 AOL Puerto Rico Inc.		Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC								Phone Number: (787) 250-0006		Credit Limit		Insured Credit Limit
RI	379	00015	001	02/15/05	03/17/05		1,600.00	1,600.00				1,600.00

Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC						USD	1,600.00	1,600.00				1,600.00
Customer: 16731 CHRYSLER								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	133	00015	001	10/09/03	11/08/03		8,400.00	1,680.00						1,680.00
RC	14299				05/24/04		6,720.00-
RI	154	00015	001	11/25/03	12/25/03		4,000.00	175.00						175.00
RC	14820				03/15/04		3,825.00-
RI	420	00015	001	06/15/05	06/16/05		3,360.00-	3,360.00-	3,360.00-
RI	421	00015	001	06/15/05	07/15/05		3,360.00	3,360.00	3,360,00
RI	125	00015	001	08/18/03	09/17/03		8,400.00	1,680.00						1,680.00
RC	14063				11/14/03		6,720.00-

Customer: 16731 CHRYSLER						USD	3,535.00	3,535.00						3,535.00
Customer: 15805 DLC DIGITAL								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	257	00015	001	10/27/04	10/27/04		1,920.00-	1,920.00-	1,920.00-
RI	258	00015	001	10/27/04	11/26/04		2,400.00	2,400.00						2,400.00
RI	259	00015	001	10/27/04	11/26/04		2,400.00	2,400.00						2,400.00

Customer: 15805 DLC DIGITAL						USD	2,880.00	2,880.00	1,920.00					4,800.00
Customer: 13315 PLAZA LAS AMERICAS								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	400	00015	001	04/12/05	05/12/05		7,000.00	7,000.00			7,000.00
RI	415	00015	001	05/15/05	06/14/05		7,000.00	7,000.00		7,000.00

Customer: 13315 PLAZA LAS AMERICAS						USD	14,000.00	14,000.00		7,000.00	7,000.00
Customer: 15577 SEARS, ROEBUCK DE PUERTO RICO, INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	426	00015	001	06/30/05	07/30/05		3,350.00	3,350.00	3,350.00

Customer: 15577 SEARS, ROEBUCK DE PUERTO RICO, INC.						USD	3,350.00	3,350.00	3,350.00
Customer: 16367 SPEEDLINKS CORP								Phone Number: ( )		Credit Limit		Insured Credit Limit

R03B4201B	America Online Latin America	09/02/05 13:18:86
AOLA0004	A/R Details with Aging	Page — 2

Company: 00501 AOL Puerto Rico Inc.		Aging Date 07/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
RI	378	00015	001	02/15/05	03/17/05		500.00	500.00					500.00

Customer: 16367 SPEEDLINKS CORP						USD	500.00	500.00					500.00
Customer: 18467 UNIVERSITY OF PHOENIX								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	359	00015	001	01/31/05	03/02/05		1,866.40	37.33						37.33
RC	25408				05/19/05		1,829.07-
RI	390	00015	001	03/11/05	04/10/05		1,868.40	37.33				37.33
RC	25815				07/11/05		1,829.07-
RI	416	00015	001	05/15/05	06/14/05		1,866.40	1,866.40		1,866.40
RI	429	00015	001	07/29/05	08/28/05		1,867.20	1,867.20	1,867.20

Customer 18467 UNIVERSITY OF PHOENIX						USD	3,808.26	3,808.26	1,867.20	1,866.40		37.33		37.33

Company: 00015 AOL Puerto Rico Inc.						USD	29,673.26	29,673.26	3,297.20	8,866.40	7,000.00	37.33	2,100.00	8,372.33
Grand Total						USD	29,673.26	29,673.26	3,297.20	8,866.40	7,000.00	37.33	2,100.00	8,372.33